Exhibit 99.1

FOR IMMEDIATE RELEASE

American Home Mortgage Investment Corp. Provides Supplemental Information Regarding its Portfolio and Originations

Melville, NY – March 6, 2007– Due to recent events in the market, American Home Mortgage Investment Corp. (NYSE: AHM) believes confusion may have arisen regarding the types of loans it holds and originates. In response, American Home is herewith providing supplemental information by product type regarding the FICO credit scores, the loan to value ratios and mortgage insurance for both its holdings and originations. Additionally, we are providing information regarding our holdings of Pay Option ARM loans including related delinquency statistics.

American Home Mortgage Investment Corp. is a mortgage real estate investment trust (REIT) focused on earning net interest income from self-originated loans and mortgage-backed securities, and, through its taxable subsidiaries, from originating and selling mortgage loans and servicing mortgage loans for institutional investors. Mortgages are originated through a network of loan production offices and mortgage brokers as well as purchased from correspondent lenders, and are serviced at the Company’s Irving, Texas servicing center. For additional information, please visit the Company’s website at www.americanhm.com.

This news release contains “forward-looking statements” that are based upon expectations, estimates, forecasts, projections and assumptions. Any statement in this news release that is not a statement of historical fact, including, but not limited to, earnings guidance and forecasts, projections of financial results and loan origination volume, expected future financial position, dividend plans or business strategy, and any other statements of plans, expectations, objectives, estimates and beliefs, is a forward-looking statement. Words such as “look forward,” “will,” “anticipate,” “may,” “expect,” “plan,” “believe,” “intend,” “opportunity,” “potential,” and similar words, or the negatives of those words, are intended to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that are difficult to predict, and are not guarantees of future performance. As a result, actual future events may differ materially from any future results, performance or achievements expressed in or implied by this news release. Specific factors that might cause such a difference include, but are not limited to: American Home’s limited operating history with respect to its portfolio strategy; the potential fluctuations in American Home’s operating results; American Home’s potential need for additional capital; the direction of interest rates and their subsequent effect on the business of American Home and its subsidiaries; risks associated with the use of leverage; changes in federal and state tax laws affecting REITs; federal and state regulation of mortgage banking; and those risks and uncertainties discussed in filings made by American Home with the Securities and Exchange Commission. Such forward-looking statements are inherently uncertain, and stockholders must recognize that actual results may differ from expectations. American Home does not assume any responsibility, and expressly disclaims any responsibility, to issue updates to any forward-looking statements discussed in this news release, whether as a result of new information, future events or otherwise.

###

CONTACT:

Mary M. Feder

Vice President, Investor Relations

(631) 622-6469

mary.feder@americanhm.com

American Home Mortgage Investment Corp.

Mortgage Holdings Credit Characteristics

As of December 31, 2006

(Dollars in Millions)

	Principal Outstanding	% of Total	WAVG FICO	FICO Range				WAVG Orig LTV % / CLTV % (1)	Origination LTV/CLTV Range (1)					% with Mortgage Insurance
				% < 620	% 620 -659	% 660 -699	%700+		% < 60	% 60 -69	% 70 -80	% 81 -89	%90+
Loans Held for Investment

Pay-option ARMS	$3,023.0	48.2%	712	0.5%	11.5%	30.1%	57.9%	76	6.3%	10.7%	67.4%	2.3%	13.3%	62.4%
Other Adjustable Rate	962.9	15.3%	716	2.5%	6.2%	28.1%	63.2%	74	7.2%	11.3%	74.8%	0.9%	5.8%	11.5%
Conventional Conforming Fixed Rate	613.9	9.8%	718	1.9%	5.6%	29.5%	63.0%	73	11.8%	11.2%	64.3%	3.1%	9.6%	12.3%
Alternate A First Lien	541.0	8.6%	677	2.7%	40.0%	28.9%	28.4%	78	3.3%	6.3%	82.8%	1.2%	6.4%	15.0%
Jumbo Fixed Rate	412.6	6.6%	728	0.4%	3.7%	26.9%	69.0%	71	13.8%	18.1%	65.2%	1.2%	1.7%	2.7%
Home equity/Second Liens	618.4	9.8%	711	0.5%	9.1%	33.7%	56.7%	94	1.5%	1.1%	4.6%	9.2%	83.6%	0.0%
Government Fixed Rate	45.4	0.7%	647	34.6%	26.9%	14.6%	23.9%	95	0.8%	1.1%	3.0%	5.7%	89.4%	100.0%
Construction	57.6	0.9%	715	5.9%	9.3%	17.7%	67.1%	80	6.2%	7.9%	46.7%	11.4%	27.8%	8.9%
Non-Prime	6.7	0.1%	680	5.8%	24.4%	34.5%	35.3%	58	30.3%	0.0%	63.6%	2.1%	4.0%	0.8%

Total Loans	$6,281.5	100.0%	710	1.3%	11.9%	29.6%	57.2%	75	6.7%	9.9%	62.6%	2.8%	18.0%	35.3%

Loans Held for Sale

Pay-option ARMS	$107.7	7.0%	700	0.8%	16.0%	36.5%	46.7%	76	8.6%	14.7%	51.3%	6.1%	19.3%	25.0%
Other Adjustable Rate	240.0	15.7%	705	7.1%	7.6%	28.6%	56.7%	76	6.2%	14.1%	63.4%	1.7%	14.6%	14.6%
Conventional Conforming Fixed Rate	476.7	31.2%	706	9.1%	15.0%	22.0%	53.9%	76	14.1%	11.4%	48.0%	3.4%	23.1%	22.0%
Alternate A First Lien	152.8	10.0%	681	1.6%	37.6%	29.7%	31.1%	78	3.3%	5.5%	82.3%	2.5%	6.4%	8.3%
Jumbo Fixed Rate	50.7	3.3%	713	0.0%	5.8%	34.1%	60.1%	70	7.7%	24.6%	62.6%	0.0%	5.1%	4.0%
Home equity/Second Liens	236.1	15.4%	705	0.4%	12.7%	36.9%	50.0%	96	0.6%	0.1%	2.6%	7.8%	88.9%	0.0%
Government Fixed Rate	125.4	8.2%	633	43.3%	26.7%	14.8%	15.2%	95	0.5%	1.0%	3.5%	7.8%	87.2%	100.0%
Construction	139.1	9.1%	729	0.5%	4.3%	22.6%	72.6%	73	11.3%	20.3%	55.8%	5.2%	7.4%	0.4%
Non-Prime	1.2	0.1%	643	0.0%	87.0%	13.0%	0.0%	80	0.0%	0.0%	100.0%	0.0%	0.0%	0.0%

Total Loans	$1,529.7	100.0%	700	7.3%	15.4%	27.2%	50.1%	78	7.7%	10.1%	44.7%	4.3%	33.2%	20.1%

Off-Balance Sheet Securitized Loans

Pay-option ARMS	$1,222.0	11.4%	704	2.2%	15.9%	30.6%	51.3%	74	9.5%	14.8%	66.4%	1.5%	7.8%	19.8%
Other Adjustable Rate	5,848.1	54.5%	722	0.5%	6.2%	25.3%	68.0%	74	6.3%	9.2%	82.7%	0.4%	1.4%	1.8%
Conventional Conforming Fixed Rate	508.8	4.7%	724	0.0%	1.9%	31.1%	67.0%	69	13.0%	15.1%	70.2%	0.6%	1.1%	1.8%
Alternate A First Lien	2,672.2	24.9%	686	2.3%	29.0%	32.9%	35.8%	78	4.6%	6.0%	76.0%	1.8%	11.6%	17.7%
Jumbo Fixed Rate	189.0	1.8%	727	0.0%	2.7%	27.4%	69.9%	70	8.9%	26.9%	63.5%	0.0%	0.7%	0.6%
Home equity/Second Liens	235.7	2.2%	724	0.3%	5.3%	23.1%	71.3%	93	2.1%	2.0%	5.6%	9.6%	80.7%	0.0%
Government Fixed Rate	2.5	0.0%	631	53.5%	27.9%	0.0%	18.6%	96	0.0%	0.0%	0.0%	14.3%	85.7%	100.0%
Construction	—	0.0%	—	0.0%	0.0%	0.0%	0.0%	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Non-Prime	54.5	0.5%	683	9.0%	29.2%	26.8%	35.0%	72	6.0%	10.9%	80.8%	0.5%	1.8%	2.2%

Total Loans	$10,732.8	100.0%	711	1.1%	12.8%	28.1%	58.0%	75	6.5%	9.5%	76.5%	1.1%	6.4%	7.8%

Total Portfolio

Pay-option ARMS	$4,352.7	23.5%	709	1.0%	12.8%	30.4%	55.8%	75	7.3%	12.0%	66.7%	2.2%	11.8%	49.5%
Other Adjustable Rate	7,051.0	38.0%	721	1.0%	6.2%	25.8%	67.0%	74	6.4%	9.7%	81.0%	0.5%	2.4%	3.6%
Conventional Conforming Fixed Rate	1,599.4	8.6%	716	3.4%	7.2%	27.8%	61.6%	73	12.9%	12.5%	61.3%	2.4%	10.9%	11.9%
Alternate A First Lien	3,366.0	18.2%	684	2.3%	31.2%	32.1%	34.4%	78	4.3%	6.0%	77.4%	1.7%	10.6%	16.8%
Jumbo Fixed Rate	652.3	3.5%	727	0.3%	3.6%	27.6%	68.5%	71	11.9%	21.2%	64.5%	0.8%	1.6%	2.2%
Home equity/Second Liens	1,090.2	5.9%	713	0.4%	9.1%	32.1%	58.4%	94	1.4%	1.1%	4.4%	9.0%	84.1%	0.0%
Government Fixed Rate	173.3	0.9%	637	41.2%	26.8%	14.5%	17.5%	95	0.6%	1.0%	3.3%	7.3%	87.8%	100.0%
Construction	196.7	1.1%	725	2.1%	5.8%	21.2%	70.9%	75	9.8%	16.7%	53.1%	7.0%	13.4%	2.9%
Non-Prime	62.4	0.3%	682	8.5%	29.8%	27.4%	34.3%	71	8.5%	9.5%	79.3%	0.7%	2.0%	2.0%

Total Loans	$18,544.0	100.0%	710	1.7%	12.7%	28.5%	57.1%	75	6.7%	9.7%	69.2%	1.9%	12.5%	18.1%

(1)	LTV for first liens, CLTV for home-equity/second liens

American Home Mortgage Investment Corp.

Loan Originations Credit Characteristics

(Dollars in Millions)

				FICO Range					Origination LTV/CLTV Range (1)
	Principal Originated	% of Total	WAVG FICO	% < 620	% 620 - 659	% 660 - 699	% 700+	WAVG Orig LTV %/CLTV % (1)	% < 60	% 60 - 69	% 70 - 80	% 81 - 89	% 90+
Loan Originations Q4 2006

Pay-option ARMS	$4,843.0	31.2%	717	1.3%	9.9%	25.5%	63.3%	78	5.9%	9.8%	55.6%	5.2%	23.5%
Other Adjustable Rate	2,433.2	15.7%	720	4.3%	5.7%	22.9%	67.1%	75	6.4%	11.1%	75.1%	1.4%	6.0%
Conventional Conforming Fixed Rate	3,942.7	25.4%	726	4.8%	8.3%	18.3%	68.6%	73	16.8%	13.3%	55.3%	2.7%	11.9%
Alternate A First Lien	1,830.9	11.8%	689	4.5%	25.9%	31.6%	38.0%	78	3.8%	4.6%	85.5%	1.4%	4.7%
Jumbo Fixed Rate	1,014.1	6.5%	740	0.2%	3.4%	15.9%	80.5%	71	14.8%	18.5%	64.7%	0.4%	1.6%
Home equity/Second Liens	813.6	5.2%	715	1.8%	8.7%	28.8%	60.7%	94	2.1%	1.5%	4.9%	9.2%	82.3%
Government Fixed Rate	575.5	3.7%	654	32.1%	22.6%	19.9%	25.4%	94	1.2%	1.3%	3.3%	9.1%	85.1%
Construction	76.5	0.5%	739	2.9%	4.6%	14.7%	77.8%	74	13.0%	17.6%	43.9%	7.5%	18.0%
Non-Prime	0.9	0.0%	597	65.2%	0.0%	0.0%	34.8%	76	0.0%	12.6%	73.2%	14.2%	0.0%

Total Loan Originations	$15,530.4	100.0%	716	4.1%	10.7%	23.3%	61.9%	77	8.7%	10.1%	58.0%	3.6%	19.6%

Loan Originations Full Year 2006

Pay-option ARMS	$19,017.0	32.3%	719	1.1%	9.6%	25.1%	64.2%	77	7.3%	11.1%	61.6%	3.5%	16.5%
Other Adjustable Rate	10,219.1	17.4%	720	4.3%	5.9%	22.6%	67.2%	75	6.5%	9.3%	77.7%	1.2%	5.3%
Conventional Conforming Fixed Rate	14,031.0	23.8%	723	4.7%	8.4%	19.7%	67.2%	73	15.6%	12.3%	57.6%	2.4%	12.1%
Alternate A First Lien	5,240.3	8.9%	686	5.1%	28.4%	30.2%	36.3%	77	4.2%	5.7%	83.5%	1.2%	5.4%
Jumbo Fixed Rate	4,041.1	6.9%	738	0.4%	4.2%	17.8%	77.6%	71	14.2%	18.5%	64.9%	0.5%	1.9%
Home equity/Second Liens	3,610.2	6.1%	717	1.6%	8.5%	27.7%	62.2%	93	2.7%	1.5%	4.9%	9.3%	81.6%
Government Fixed Rate	2,439.9	4.1%	656	31.8%	22.4%	19.1%	26.7%	95	1.2%	1.3%	3.7%	7.0%	86.8%
Construction	272.0	0.5%	737	2.8%	5.8%	16.4%	75.0%	75	9.8%	18.5%	47.4%	8.0%	16.3%
Non-Prime	28.8	0.0%	678	17.6%	23.9%	19.7%	38.8%	73	8.3%	4.6%	78.2%	1.1%	7.8%

Total Loan Originations	$58,899.4	100.0%	716	4.1%	10.4%	23.2%	62.3%	77	8.8%	10.1%	59.7%	2.9%	18.5%

(1)	LTV for first liens, CLTV for home-equity/second liens

American Home Mortgage Investment Corp.

Pay-Option ARM Loan Holdings

As of December 31, 2006

(Dollars in Millions)

	Total Principal Outstanding	Non-Performing Principal Outstanding (1)	NPL %
Loans Held for Investment	$3,023.0	$15.1	0.5%
Loans Held for Sale	107.7	4.2	3.9%
Off-Balance Sheet Securitized Loans	1,222.0	11.1	0.9%

Total Pay-Option ARM Portfolio	$4,352.7	$30.4	0.7%

(1)	90+ days delinquent